UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

AZZAD FUNDS

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA 22042

(Address of principal executive offices)(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Cassandra W. Borchers

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

June 30, 2025

Azzad Ethical Fund

ADJEX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Azzad Ethical Fund - ADJEX (the “Fund”) for the period July 1, 2024 to June 30, 2025.

You can find additional information about the Fund at https://azzadasset.com/azzad-ethical-fund/. You can also request this information by contacting us at 1-888-862-9923.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Azzad Ethical Fund	$100	0.99%

*Annualized

managment’s discussion of fund performance

How did the Fund perform last year?

Performance Highlights

•	The Fund returned 1.40% for the 12-month period ended June 30, 2025.

•	It underperformed compared to the Russell MidCap® Growth Index, which returned 26.49%.

•	Underperformance is largely attributed to the sub-adviser's stock selection and allocation.

Sector Positioning

•	An overweight allocation in healthcare detracted from performance. While healthcare has traditionally been a defensive sector, policy uncertainty and mixed results from specific sub-industries weighed on Fund returns.

•	The strategy’s underweight allocation in energy proved advantageous. Energy as a sector underperformed the broader index, rising and falling over the period with artificial intelligence (“AI”) demand speculation and geopolitical tensions.

Other factors affecting Fund performance

•	Poor stock selection within information technology (“IT”) was the largest detractor from relative performance. Despite IT being the largest sector allocation and an overweight in the Fund, the chosen stocks underperformed relative to the benchmark, particularly in areas like AI and semiconductors, which faced cracks in their growth narratives during certain periods.

•	The Fund sub-adviser employs a bottom-up stock selection approach, focusing on what they believe to be profitable, lower-debt companies. This was not rewarded during the period.

The sub-adviser did not tilt toward speculative investments, opting instead to concentrate on business fundamentals.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Year
Azzad Ethical Fund	1.40%	6.38%	7.53%
Russell 3000 Index	15.30%	15.96%	12.96%
Russell MidCap Growth Index	26.49%	12.65%	12.13%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain performance data current to the most recent month end, please call 1-888-350-3369.

Fund statistics

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS)
$143.5 MILLION	57	40.09%	$957,588

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings

(% of Net Assets)

1.	Cadence Design Systems, Inc.	3.94%
2.	Quanta Services, Inc.	3.87%
3.	CoStar Group, Inc.	3.45%
4.	Idexx Laboratories, Inc.	3.23%
5.	Veeva Systems, Inc. Class A	2.88%
6.	HEICO Corp.	2.77%
7.	Howmet Aerospace Inc.	2.68%
8.	Fastenal Co.	2.63%
9.	Cloudfare, Inc. Class A	2.48%
10.	Insulet Corp.	2.43%
	Total % of Net Assets	30.36%

How has the fund changed

This is a summary of certain planned changes to the Fund since July 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 28, 2025 at https://azzadasset.com/azzad-ethical-fund/ or upon request at 1-888-862-9923.

Effective as of August 1, 2025, Delaware Investments Fund Advisers no longer serves as the sub-adviser to the Fund.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Azzad Ethical Fund documents not be householded, please contact Azzad Funds at 1-888-862-9923, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Azzad Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://azzadasset.com/azzad-ethical-fund/ or contact us at 1-888-862-9923.

ANNUAL SHAREHOLDER REPORT

June 30, 2025

Azzad Wise Capital Fund

WISEX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Azzad Wise Capital Fund - WISEX (the “Fund”) for the period July 1, 2024 to June 30, 2025.

You can find additional information about the Fund at https://azzadasset.com/azzad-wise-capital-fund/. You can also request this information by contacting us at 1-888-862-9923.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Azzad Wise Capital Fund	$91	0.89%

managment’s discussion of fund performance

How did the Fund perform last year?

Performance Highlights

•	The Fund returned 5.24% for the year ended June 30, 2025.

•	It underperformed against the ICE BofAML US Corp and Govt 1-3 Yr Index, which returned 5.93% over the same period.

Sector Positioning

•	Bahrain, Egypt, Oman, and Turkey were the top performing regions.

•	Allocations to Indonesia, Malysia, Qatar, and the United States also contributed positively to performance.

•	Allocations to more defensive regions like Saudi Arabia and high-quality supranational issuers like the Islamic Development Bank were among top detractors from performance.

Other factors affecting Fund performance

•	Overall strong credit fundamentals in the Gulf Cooperation Council, as well as stable robust energy prices, were a positive driver of the asset class versus other emerging and developed markets.

Higher beta assets in the Fund (Islamic Trade Finance and high-yield issuers) performed well due to improved credit spreads.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Year
Azzad Wise Capital Fund	5.24%	2.63%	2.24%
ICE BofAML US Corp&Govt 1-3 Yr Index	5.93%	1.60%	1.86%
Bloomberg US Aggregate Index	6.08%	-0.73%	1.76%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain performance data current to the most recent month end, please call 1-888-350-3369.

Fund statistics

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS)
$341.5 MILLION	273	30.13%	$2,238,838

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of the portfolio of investments top ten holdings

(% of Net Assets)

1.	MAF Sukuk Ltd., Sr. Unsecd. Note, 4.500%, 11/03/2025	3.21%
2.	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026	2.31%
3.	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027	2.28%
4.	Axiata Spv2 Bhd, 4.357%, 03/24/2026	2.22%
5.	Indonesia, Government of, 5.000%, Series 144A, 05/25/2030	1.94%
6.	Wakala Global Sukuk BHD, REGS, 3.179%, 04/27/2026	1.88%
7.	KSA Sukuk Ltd., Sr. Unsecd. Note, Series Regs, 2.250%, 05/17/2031	1.80%
8.	Sharjah Sukuk Ltd., 3.854%, 04/03/2026	1.79%
9.	Esic Sukuk Ltd, Sr. Unsecd. Note, 5.831%, 02/14/2029	1.79%
10.	Saudi Electricity Global, Sr. Unsecd. Note REGS, 1.740%, 09/17/2025	1.68%
	Total % of Net Assets	20.90%

How has the fund changed

The Fund has not had any material changes during the year ended June 30, 2025.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Azzad Wise Capital Fund documents not be householded, please contact Azzad Funds at 1-888-862-9923, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Azzad Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://azzadasset.com/azzad-wise-capital-fund/ or contact us at 1-888-862-9923.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that the Registrant does not have an audit committee financial expert. This is because the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2025 $ 28,000

FY 2024 $ 28,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY 2025 $ 0

FY 2024 $ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2025 $ 4,800

FY 2024  $ 4,800

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY 2025 $ 0

FY 2024 $ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees: 0%

Tax Fees: 0%

All Other Fees: 0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2025 $ 4,800

FY 2024 $ 4,800

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

ANNUAL FINANCIAL STATEMENTS JUNE 30, 2025

Azzad Ethical Fund

Schedule of Investments
June 30, 2025

Shares		Fair Value

COMMON STOCKS - 96.34%

Aircraft & Parts - 2.77%
15,356	HEICO Corp. Class A	$ 3,973,365

Biological Products (No Diagnostic Substances) - 2.68%
34,484	Bio-Techne Corp.	1,774,202
16,651	Repligen Corp. *	2,071,051
		3,845,253
Electrical Work - 3.87%
14,703	Quanta Services, Inc.	5,558,910

Household Appliances - 1.44%
20,894	SharkNinja, Inc. *	2,068,297

In Vitro & In Vivo Diagnostic Substances - 3.23%
8,630	Idexx Laboratories, Inc. *	4,628,614

Instruments for Measuring & Testing of Electricity & Electric Signals - 0.97%
10,576	Itron, Inc. *	1,392,119

Laboratory Analytical Instruments - 1.33%
21,461	Coherent, Inc. *	1,914,536

Lumber & Wood Products (No Furniture) - 1.45%
38,230	Trex Co., Inc. *	2,078,947

Measuring & Controlling Devices - 2.16%
40,771	Trimble, Inc. *	3,097,781

Metalworking Machinery & Equipment - 1.67%
11,541	Lincoln Electric Holdings, Inc.	2,392,680

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 1.69%
4,416	Martin Marietta Materials, Inc.	2,424,207

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.30%
14,471	Novanta, Inc. *	1,865,746

Motors & Generators - 1.57%
15,727	Generac Holdings, Inc. Class A *	2,252,264

Natural Gas Transmission - 1.05%
8,615	Targa Resources Corp.	1,499,699

Optical Instruments & Lenses - 2.36%
3,775	KLA Corp.	3,381,419

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.57%
10,293	Align Technology, Inc. *	$ 1,948,774
3,832	Edwards Lifesciences Corp. *	299,701
		2,248,475
Pharmaceutical Preparations - 0.59%
2,590	Alnylam Pharmaceuticals, Inc. *	844,573

Retail-Auto Dealers & Gasoline Stations - 1.64%
48,093	Copart, Inc. *	2,359,924

Retail-Building Materials, Hardware, Garden Supply - 4.08%
89,730	Fastenal Co.	3,768,660
39,588	Tractor Supply Co.	2,089,059
		5,857,719
Retail-Catalog & Mail-Order Houses - 1.13%
9,060	CDW Corp.	1,618,025

Retail-Lumber & Other Building Materials Dealers - 1.71%
32,367	Floor & Decor Holdings, Inc. Class A *	2,458,597

Retail-Shoe Stores - 1.45%
13,705	Boot Barn Holdings, Inc. *	2,083,160

Rolling Drawing & Extruding of Nonferrous Metals - 2.68%
20,665	Howmet Aerospace, Inc.	3,846,376

Rubber & Plastics Footwear - 1.70%
46,863	On Holding AG Class A (Switzerland) *	2,439,219

Semiconductors & Related Devices - 4.06%
27,810	Lattice Semiconductor Corp. *	1,362,412
10,293	MACOM Technology Solutions Holdings, Inc. *	1,474,884
4,086	Monolithic Power Systems, Inc.	2,988,419
		5,825,715
Services-Business Services - 5.18%
7,477	Corpay, Inc. *	2,481,018
61,612	Costar Group, Inc. *	4,953,605
		7,434,623
Services-Computer Integrated Systems Design - 0.69%
24,365	Waystar Holding Corp. *	995,798

Services-Computer Processing & Data Preparation - 1.01%
32,775	Toast, Inc. Class A *	1,451,605

Services-Computer Programming, Data Processing, Etc. - 4.84%
3,580	AppLovin Corp. Class A *	1,253,286
3,987	Factset Research Systems, Inc.	1,783,305
53,177	Pinterest, Inc. Class A *	1,906,927
27,823	The Trade Desk, Inc. Class A *	2,002,978
		6,946,496
Services-Prepackaged Software - 21.07%
5,074	Appfolio, Inc. Class A *	$ 1,168,441
26,531	Bentley Systems, Inc. Class B	1,431,878
18,363	Cadence Design Systems, Inc. *	5,658,558
52,012	Clearwater Analytics Holdings, Inc. Class A *	1,140,623
18,188	Cloudfare, Inc. Class A *	3,561,756
24,635	Datadog, Inc. Class A *	3,309,220
4,589	HubSpot, Inc. *	2,554,375
9,590	Paylocity Holding Corp. *	1,737,612
11,215	Snowflake, Inc. Class A *	2,509,581
5,131	Tyler Technologies, Inc. *	3,041,862
14,340	Veeva Systems, Inc. Class A *	4,129,633
		30,243,539
Services-To Dwellings & Other Buildings - 1.75%
44,538	Rollins, Inc.	2,512,834

Surgical & Medical Instruments & Apparatus - 3.42%
10,951	Inspire Medical Systems, Inc. *	1,421,111
11,106	Insulet Corp. *	3,489,283
		4,910,394
Transportation Services - 1.15%
9,782	Expedia Group, Inc.	1,650,028

Trucking (No Local) - 1.38%
12,227	Old Dominion Freight Line, Inc.	1,984,442

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.16%
5,546	Cencora, Inc.	1,662,968

Wholesale-Miscellaneous Durable Goods - 1.75%
8,606	Pool Corp.	2,508,477

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 2.79%
28,512	GE Healthcare Technology, Inc.	2,111,884
28,978	Hologic, Inc. *	1,888,206
		4,000,090

TOTAL FOR INVESTMENTS (Cost $105,177,330) ** - 96.34%		138,256,914

OTHER ASSETS LESS LIABILITIES, NET - 3.66%		5,247,331

NET ASSETS - 100.00%	$ 143,504,245

* Non-income producing securities during the period.
** Refer to Note 9 for Tax Cost.
AG - Abbreviation for the German word Aktiengesellschaft.

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Schedule of Investments
June 30, 2025

Shares/Par		Fair Value

COMMON STOCKS - 5.19%

Arrangement of Transportation of Freight & Cargo - 0.22%
3,686	C.H. Robinson Worldwide, Inc.	$ 353,672
3,601	Expeditors International of Washington, Inc.	411,414
		765,086
Beverages - 0.25%
6,174	The Coca-Cola Co.	436,811
3,114	PepsiCo, Inc.	411,173
		847,984
Computer & Office Equipment - 0.12%
1,391	International Business Machines, Inc.	410,039

Construction, Mining & Materials Handling Machinery & Equipment - 0.14%
2,586	Dover Corp.	473,833

Converted Paper & Paperboard Products - 0.10%
2,762	Kimberly-Clark Corp.	356,077

Electromedical & Electrotherapeutic Apparatus - 0.16%
6,091	Medtronic PLC (Ireland)	530,952

Electronic & Other Electrical Equipment - 0.17%
4,327	Emerson Electric Co.	576,919

General Industrial Machinery & Equipment - 0.20%
1,773	Illinois Tool Works, Inc.	438,374
1,121	Nordson Corp.	240,309
		678,683
Household Appliances - 0.12%
6,410	A.O. Smith Corp.	420,304

Industrial Inorganic Chemicals - 0.29%
1,502	Air Products & Chemicals, Inc.	423,654
1,213	Linde AG PLC (Ireland)	569,115
		992,769
Industrial Instruments for Measurement, Display, and Control - 0.15%
892	Roper Technologies, Inc.	505,621

Men's & Boy's Furnishings - 0.18%

2,776	Cintas Corp.	618,687

Miscellaneous Food Preparations & Kindred Products - 0.09%
4,083	McCormick & Company, Inc.	309,573

Natural Gas Distribution - 0.10%
2,361	Atmos Energy Corp.	363,854

Perfumes, Cosmetics & Other Toilet Preparations - 0.28%
4,929	Colgate-Palmolive Co.	448,046
24,469	Kenvue, Inc.	512,136
		960,182
Petroleum Refining - 0.08%
2,486	Exxon Mobil Corp.	267,991

Pharmaceutical Preparations - 0.44%
3,997	Abbott Laboratories	543,632
2,332	AbbVie, Inc.	432,866
3,381	Johnson & Johnson	516,448
		1,492,946
Retail-Building Materials, Hardware, Garden Supply - 0.31%
11,508	Fastenal Co.	$ 483,336
1,705	The Sherwin-Williams Co.	585,428
		1,068,764
Retail-Lumber & Other Building Materials - 0.14%
2,186	Lowe's Companies, Inc.	485,008

Retail-Variety Stores - 0.07%
2,324	Target Corp.	229,263

Services-Computer Programming, Data Processing, Etc. - 0.06%
469	Factset Research Systems, Inc.	209,774

Services-Consumer Credit Reporting, Collection Agencies - 0.12%
838	S&P Global, Inc.	441,869

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.40%
4,191	Church & Dwight Co., Inc.	402,797
2,036	Ecolab, Inc.	548,580
2,517	The Procter Gamble Co.	401,008
		1,352,385
Special Industry Machinery (No Metalworking Machinery) - 0.20%
6,670	Pentair PLC (Ireland)	684,742

Specialty Cleaning, Polishing & Sanitation Preparations - 0.08%
2,400	The Clorox Co.	288,168

Steel Works, Blasts Furnaces & Rolling Mills (Coke Ovens) - 0.09%
2,254	Nucor Corp.	291,983

Surgical & Medical Instruments & Apparatus - 0.09%
1,427	West Pharmaceutical Services, Inc.	312,228

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.13%
2,558	Cardinal Health, Inc.	429,744

Wholesale-Durable Goods - 0.17%
551	W.W. Grainger, Inc.	573,172

Wholesale-Groceries & Related Products - 0.12%
5,384	Sysco Corp.	407,784

Wholesale-Motor Vehicle Supplies & New Parts - 0.12%
3,268	Genuine Parts Co.	396,441

TOTAL FOR COMMON STOCKS (Cost $11,369,803) - 5.19%		17,742,825

REAL ESTATE INVESTMENT TRUSTS - 0.12%
1,393	Essex Property Trust, Inc.	394,776
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $361,548) - 0.12%		394,776

SUKUKS - 68.30%

Banks - 15.18%
4,560,000	ADIB Sukuk II Co. Ltd., Sr. Unsecd. Note, Series REGS, 5.695%, 11/15/2028 (United Arab Emirates)	$ 4,735,961
5,000,000	AL Rajhi Sukuk, Ltd., Sr. Unsecd. Note, Series REGS, 4.750%, 04/05/2028 (Saudi Arabia)	5,000,050
2,000,000	AL Rajhi Sukuk, Ltd., Jr. Sub. Note, Series EMTN, 6.250%, 07/21/2030 (Saudi Arabia) *	2,010,327
2,500,000	AUB Sukuk, Ltd., Unsecd. Note, Series EMTN, 2.615%, 09/09/2026 (Bahrain)	2,432,625
5,000,000	Banque Saudi Fransi, Sr. Unsecd. Note, Series REGS, 4.750%, 05/31/2028 (Saudi Arabia)	5,002,800
4,500,000	DIB Sukuk, Ltd., Series REGS, 5.243%, 03/04/2029 (United Arab Emirates)	4,568,625
3,000,000	FAB Sukuk Co. Ltd., Sr. Unsecd. Note, Series REGS, 1.411%, 01/14/2026 (United Arab Emirates)	2,948,304
3,000,000	FAB Sukuk Co. Ltd., Sr. Unsecd. Note, Series REGS, 2.591%, 03/02/2027 (United Arab Emirates)	2,910,528
2,000,000	FAB Sukuk Co. Ltd., Sr. Unsecd. Note, 5.153%, 01/16/2030 (United Arab Emirates)	2,056,378
5,100,000	KIB Sukuk Ltd., Sub., 2.375%, 11/30/2030 (Kuwait)	5,030,200
3,000,000	NCB Tier 1 Sukuk Ltd. Jr. Sub. Note, 3.500%, 07/26/2026 (Saudi Arabia) *	2,906,550
4,950,000	QIB Sukuk, Ltd., Sr. Unsecd. Note, REGS, 5.581%, 11/22/2028 (Qatar)	5,119,469
5,000,000	SNB Sukuk Ltd., Sr. Unsecd. Note, REGS, 5.129%, 02/27/2029 (Saudi Arabia)	5,075,225
2,000,000	Warba Sukuk Ltd., Sr. Unsecd. Note, Series EMTN, 5.351%, 07/10/2029 (Kuwait)	2,038,096
		51,835,138
Communications Equipment - 4.30%
7,600,000	Axiata Spv2 Bhd, 4.357%, 03/24/2026 (Malaysia)	7,592,155
4,580,000	Axiata Spv2 Bhd, Series REGS, 2.163%, 08/19/2030 (Malaysia)	4,087,121
3,000,000	ICD Sukuk Co. Ltd., 5.000%, 02/01/2027 (United Arab Emirates)	3,003,060
		14,682,336
Energy - 5.49%
4,000,000	EDO Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 5.662%, 07/03/2031 (Oman) (1)	4,069,960
3,300,000	EDO Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 5.875%, 09/21/2033 (Oman) (1)	3,382,401
2,500,000	Nogaholding Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 5.250%, 04/08/2029 (Bahrain)	2,439,450
3,000,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, REGS, 1.602%, 06/17/2026 (Saudi Arabia)	2,911,845
3,500,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 4.250%, 10/02/2029 (Saudi Arabia) (1)	3,444,938

2,800,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 2.694%, 06/17/2031 (Saudi Arabia) (1)	2,490,648
		18,739,242
Financial Services - 7.89%
1,500,000	Air Lease Corp. Sukuk Ltd., Sr. Unsecd. Note, Series 144A, 5.850%, 04/01/2028 (United States) (1)	1,532,871
2,000,000	Air Lease Corp. Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 5.850%, 04/01/2028 (United States)	2,043,828
2,300,000	DAE Sukuk DIFC Ltd., Series 144A, 3.750%, 02/15/2026 (United Arab Emirates) (1)	2,282,412
5,500,000	DAE Sukuk DIFC Ltd., Sr. Unsecd. Note, Series REGS, 3.750%, 02/15/2026 (United Arab Emirates)	5,457,943
11,000,000	MAF Sukuk Ltd., Sr. Unsecd. Note, 4.500%, 11/03/2025 (United Arab Emirates)	10,968,276
1,500,000	MDGH Sukuk Ltd. Sr. Unsecd. Note, Series EMTN, 4.959%, 04/04/2034 (United Arab Emirates)	1,528,101
3,000,000	SUCI Second Investment Co., Sr. Unsecd. Note, REGS, 6.000%, 10/25/2028 (Saudi Arabia)	3,124,029
		26,937,460
Government Owned - 2.25%
5,000,000	EI Sukuk Co. Ltd., Sr. Unsecd. Note, 5.431%, 05/28/2029 (United Arab Emirates)	5,142,128
2,500,000	Ma'aden Sukuk Ltd., Sr. Unsecd. Note, Series 144A, 5.250%, 02/13/2030 (Saudi Arabia) (1)	2,543,563
		7,685,691
Home Construction - 5.33%
3,000,000	Aldar Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 4.875%, 05/24/2033 (United Arab Emirates)	2,969,028
5,000,000	Aldar Sukuk (No. 2) Ltd., Sr. Unsecd. Note, Series REGS, 3.875%, 10/22/2029 (United Arab Emirates)	4,820,830
4,600,000	Emaar Sukuk Ltd., Sr. Unsecd. Note, Series EMTN, 3.700%, 07/06/2031 (United Arab Emirates)	4,319,336
6,000,000	ESIC Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 5.831%, 02/14/2029 (United Arab Emirates)	6,099,246
		18,208,440
Sovereigns - 21.00%
1,500,000	CBB International Sukuk Progr. SPC., Series 144A, 3.950%, 09/16/2027 (Bahrain) (1)	1,439,514
2,000,000	CBB International Sukuk Progr. Sr. Unsecd. Note, Series REGS, 3.950%, 09/16/2027 (Bahrain)	1,919,352
1,000,000	CBB International Sukuk Progr. WLL., Series 144A, 3.875%, 05/18/2029 (Bahrain) (1)	933,154
1,000,000	CBB International Sukuk Progr. WLL., Sr. Unsecd., Series REGS, 3.875%, 05/18/2029 (Bahrain)	933,154
2,500,000	Egypt Taskeek Co., Sr. Unsecd. Series REGS, 10.875%, 02/28/2026 (Egypt)	2,561,192
1,500,000	Hazine Mustesarligi, Series 144A, 5.125%, 06/22/2026 (Turkey) (1)	1,491,456
3,900,000	Hazine Mustesarligi Varli, Sr. Unsecd. Note, Series REGS, 5.125%, 06/22/2026 (Turkey)	3,877,785
1,500,000	Hazine Mustesarligi Varli, Sr. Unsecd. Note, Series REGS, 9.758%, 11/13/2025 (Turkey)	1,525,384
4,000,000	Hazine Mustesarligi Varli, Sr. Unsecd. Note, Series 144A, 6.500%, 04/26/2030 (Turkey) (1)	3,982,698
3,000,000	Hazine Mustesarligi Varli, Sr. Unsecd. Note, Series 144A, 6.750%, 09/01/2030 (Turkey) (1)	2,997,263
7,000,000	KSA Sukuk Ltd., Sr. Unsecd. Note, Series REGS, 2.250%, 05/17/2031 (Saudi Arabia)	6,144,250
2,500,000	Oman, Government, Sr. Unsecd., Series REGS, 4.875%, 06/15/2030 (Oman)	2,513,473
3,000,000	Oman, Government, Sr. Unsecd., Series 144A, 4.875%, 06/15/2030 (Oman) (1)	3,016,168
3,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	3,506,630
1,685,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027 (Indonesia) (1)	1,683,355
7,800,000	Perusahaan Penerbit SBSN Indois Sukuk, Series REGS, 4.150%, 03/29/2027 (Indonesia)	7,792,386
4,700,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 5.100%, 07/02/2029 (Indonesia) (1)	4,811,188
6,500,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 5.000%, 05/25/2030 (Indonesia) (1)	6,638,383
6,150,000	Sharjah Sukuk Ltd., 3.854%, 04/03/2026 (United Arab Emirates)	6,105,448
1,500,000	Sharjah Sukuk Ltd., Series REGS, 3.234%, 10/23/2029 (United Arab Emirates)	1,399,680
6,480,000	Wakala Global Sukuk BHD, REGS, 3.179%, 04/27/2026 (Malaysia)	6,422,568
		71,694,481
Utilities - 6.20%
2,350,000	Mazoon Assets Co. SAOC. Sr. Unsecd Note, Series 144A, 5.250%, 10/09/2031 (Oman) (1)	2,341,540
5,758,000	Saudi Electricity Global, Sr. Unsecd. Note REGS, 1.740%, 09/17/2025 (Saudi Arabia)	5,720,573
2,500,000	Saudi Electricity Global, Sr. Unsecd. Note REGS, 2.413%, 09/17/2030 (Saudi Arabia)	2,216,113

3,000,000	Saudi Electricity Global Sukuk, Sr. Unsecd. Note, REGS, 4.942%, 02/13/2029 (Saudi Arabia)			3,034,035
8,000,000	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026 (Malaysia)			7,873,334
				21,185,595
Wireline Telecommunications Services - 0.66%
2,300,000	Saudi Telecom Co., Series 144A, 3.890%, 05/13/2029 (Saudi Arabia) (1)			2,238,770

TOTAL FOR SUKUKS (Cost $232,353,455) - 68.30%				233,207,153

TRADE FINANCE AGREEMENTS - 4.50% (2) (5)
Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Energy - Oil Refining and Marketing - 3.33%
2,171,822	African Export Import Bank 209, 4.639% (4-month SOFR +1.000%), 04/30/2026 (Egypt) (3)	04/30/2025	$ 2,165,822	$ 2,167,044
828,178	African Export Import Bank 209, 4.943% (4-month SOFR +1.000%), 05/18/2026 (Egypt) (3)	05/15/2025	828,178	826,356
3,308,500	Arab Republic of Egypt, 7.667-7.690%, (3.770% 12-months TSOFR + 4.000% - 1.00), 09/25/2025 (Egypt) (3)	09/27/2024	3,303,227	3,308,500
691,500	Arab Republic of Egypt, 7.690%, (3.770% 12-months TSOFR + 4.000% - 1.00), 10/23/2025 (Egypt) (3)	10/24/2024	691,500	691,500
13,036	Arab Republic of Egypt, 7.271%, (3.150% 12-months TSOFR + 4.195% - 1.00), 06/25/2026 (Egypt) (3)	06/26/2025	13,036	13,036
7,325	Government of Egypt, 7.667%-8.096%, (12-months SOFR +2.500%), 07/21/2025 (Egypt) (3)	07/22/2024 - 07/23/2024	7,325	7,325
7,140	Government of Egypt, 8.733%, (12-months SOFR +2.500%), 07/28/2025 (Egypt) (3)	07/26/2024	7,140	7,140
9,047	Government of Egypt, 8.273%, (12-months SOFR +2.500%), 08/11/2025 (Egypt) (3)	08/12/2024	9,047	9,047
8,011	Government of Egypt, 8.311%, (12-months SOFR +2.500%), 08/18/2025 (Egypt) (3)	08/19/2024	8,011	8,011
12,737	Government of Egypt, 8.135%, (12-months SOFR +2.500%), 09/02/2025 (Egypt) (3)	08/29/2024	12,737	12,737
376	Government of Egypt, 8.029%, (12-months SOFR +2.500%), 09/04/2025 (Egypt) (3)	09/04/2024	376	376
4,829	Government of Egypt, 7.893%, (12-months SOFR +2.500%), 09/11/2025 (Egypt) (3)	09/11/2024	4,829	4,829
12,729	Government of Egypt, 7.809%, (12-months SOFR +2.500%), 09/15/2025 (Egypt) (3)	09/12/2024	12,729	12,729
20,226	Government of Egypt, 7.338%-7.753, (12-months SOFR +2.500%), 09/22/2025 (Egypt) (3)	09/18/2024 - 09/27/2024	20,226	20,226
204	Government of Egypt, 7.667%, (12-months SOFR +2.500%), 09/25/2025 (Egypt) (3)	09/27/2024	204	204
383	Government of Egypt, 7.743%, (12-months SOFR +2.500%), 09/29/2025 (Egypt) (3)	09/30/2024	383	383
4,417	Government of Egypt, 7.755%, (12-months SOFR +2.500%), 10/02/2025 (Egypt) (3)	10/03/2024	$ 4,417	$ 4,417
35,517	Government of Egypt, 7.338%-8.078%, (12-months SOFR +2.500%), 10/07/2025 (Egypt) (3)	10/04/2024 - 10/24/2024	35,517	35,517
15,160	Government of Egypt, 8.039%-8.075%, (12-months SOFR +2.500%), 10/14/2025 (Egypt) (3)	10/11/2024 - 10/22/2024	15,160	15,160

18,837	Government of Egypt, 7.967%-8.075%, (12-months SOFR +2.500%), 10/20/2025 (Egypt) (3)	10/18/2024 - 10/22/2024	18,837	18,837
8,541	Government of Egypt, 8.071%-8.104%, (12-months SOFR +2.500%), 10/27/2025 (Egypt) (3)	10/24/2024 - 10/29/2024	8,541	8,541
12,549	Government of Egypt, 8.087%, (12-months SOFR +2.500%), 10/30/2025 (Egypt) (3)	10/29/2024	12,549	12,549
13,555	Government of Egypt, 7.753%-8.061%, (12-months SOFR +2.500%), 11/03/2025 (Egypt) (3)	11/04/2024 - 11/05/2024	13,555	13,555
10,182	Government of Egypt, 8.157%-8.164%, (12-months SOFR +2.500%), 11/10/2025 (Egypt) (3)	11/08/2024 - 11/11/2024	10,182	10,182
4,311	Government of Egypt, 8.160%, (12-months SOFR +2.500%), 11/17/2025 (Egypt) (3)	11/15/2024	4,311	4,311
6,052	Government of Egypt, 8.208%, (12-months SOFR +2.500%), 11/20/2025 (Egypt) (3)	11/21/2024	6,052	6,052
3,496	Government of Egypt, 8.243%, (12-months SOFR +2.500%), 11/24/2025 (Egypt) (3)	11/26/2024	3,496	3,496
348	Government of Egypt, 8.178%, (12-months SOFR +2.500%), 12/01/2025 (Egypt) (3)	12/03/2024	348	348
4,646	Government of Egypt, 8.048%, (12-months SOFR +2.500%), 12/08/2025 (Egypt) (3)	12/09/2024	4,646	4,646
3,589	Government of Egypt, 8.096%, (12-months SOFR +2.500%), 12/15/2025 (Egypt) (3)	12/17/2024	3,589	3,589
3,453	Government of Egypt, 8.129%, (12-months SOFR +2.500%), 12/18/2025 (Egypt) (3)	12/19/2024	3,453	3,453
3,411	Government of Egypt, 8.083%, (12-months SOFR +2.500%), 01/05/2026 (Egypt) (3)	01/02/2025	3,411	3,411
323	Government of Egypt, 8.112%, (12-months SOFR +2.500%), 01/20/2026 (Egypt) (3)	01/21/2025	323	323
18,669	Government of Egypt, 8.124%, (12-months SOFR +2.500%), 01/22/2026 (Egypt) (3)	01/23/2025	18,669	18,669
2,184	Government of Egypt, 8.086%, (12-months SOFR +2.500%), 02/02/2026 (Egypt) (3)	02/03/2025	2,184	2,184
8,445	Government of Egypt, 8.097%, (12-months SOFR +2.500%), 02/09/2026 (Egypt) (3)	02/07/2025	8,445	8,445
2,728	Government of Egypt, 8.192%, (12-months SOFR +2.500%), 02/17/2026 (Egypt) (3)	02/18/2025	2,728	2,728
10,437	Government of Egypt, 8.141%, (12-months SOFR +2.500%), 02/23/2026 (Egypt) (3)	02/21/2025	10,437	10,437
2,204	Government of Egypt, 8.054%, (12-months SOFR +2.500%), 02/26/2026 (Egypt) (3)	02/27/2025	2,204	2,204
17,251	Government of Egypt, 7.994%-8.045%, (12-months SOFR +2.500%), 03/02/2026 (Egypt) (3)	03/03/2025 - 03/04/2025	17,251	17,251
3,836	Government of Egypt, 7.976%, (12-months SOFR +2.500%), 03/25/2026 (Egypt) (3)	03/25/2025	3,836	3,836
7,831	Government of Egypt, 7.891%, (12-months SOFR +2.500%), 04/02/2026 (Egypt) (3)	04/03/2025	7,831	7,831
4,171	Government of Egypt, 7.781%, (12-months SOFR +2.500%), 04/20/2026 (Egypt) (3)	04/17/2025	4,171	4,171
12,460	Government of Egypt, 7.785%, (12-months SOFR +2.500%), 04/27/2026 (Egypt) (3)	04/25/2025	12,460	12,460
2,387	Government of Egypt, 7.685%, (12-months SOFR +2.500%), 05/05/2026 (Egypt) (3)	05/02/2025	2,387	2,387
8,047	Government of Egypt, 7.685%-7.886, (12-months SOFR +2.500%), 05/11/2026 (Egypt) (3)	05/12/2025	8,047	8,047
3,925	Government of Egypt, 7.980%, (12-months SOFR +2.500%), 05/18/2026 (Egypt) (3)	05/19/2025	$ 3,701	$ 3,925
4,569	Government of Egypt, 7.995%, (12-months SOFR +2.500%), 05/21/2026 (Egypt) (3)	05/22/2025	4,569	4,569
12,878	Government of Egypt, 7.970%, (12-months SOFR +2.500%), 06/01/2026 (Egypt) (3)	05/27/2025	12,878	12,878
4,000,000	Turk Eximbank, 5.463%, (12-months SOFR +1.250%), 12/29/2025 (Turkey)	12/27/2024	3,988,000	4,000,000
			11,342,955	11,359,852
Foreign Sovereign - 1.17%
341,206	Government of Pakistan, 8.218%, (12-months SOFR +1.000%), 11/03/2025 (Pakistan) (3)	11/05/2024	341,206	345,881
717,664	Government of Pakistan, 8.327%, (12-months SOFR +1.000%), 12/01/2025 (Pakistan) (3)	12/03/2024	717,664	727,496
698,305	Government of Pakistan, 8.198%, (12-months SOFR +1.000%), 12/08/2025 (Pakistan) (3)	12/10/2024	698,305	707,872
717,524	Government of Pakistan, 8.189%, (12-months SOFR +1.000%), 12/11/2025 (Pakistan) (3)	12/12/2024	717,524	727,354
462,744	Government of Pakistan, 8.261%, (12-months SOFR +1.000%), 01/20/2026 (Pakistan) (3)	01/21/2025	462,744	469,083
127,813	Government of Pakistan, 8.018%, (12-months SOFR +1.000%), 06/15/2026 (Pakistan) (3)	06/17/2025	127,813	127,813
211,012	Government of Pakistan, 7.878%, (12-months SOFR +1.000%), 06/18/2026 (Pakistan) (3)	06/18/2025	211,012	211,012
167,981	Government of Pakistan, 7.785%, (12-months SOFR +1.000%), 06/22/2026 (Pakistan) (3)	06/16/2025	167,981	167,981
526,067	Government of Pakistan, 8.018%, (12-months SOFR +1.000%), 06/25/2026 (Pakistan) (3)	06/26/2025	526,067	526,067
			3,970,316	4,010,559

TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $15,313,271) - 4.50%			$ 15,313,271	$ 15,370,411

BANK TIME DEPOSITS - 17.33% (4)
21,806,636	Arab Banking Corp., NY Branch, 4.440%-4.770%, 07/28/2025-12/26/2025 (Bahrain)			21,806,636
16,014,500	Maybank Islamic Bank, 4.350%-4.400%, 07/23/2025-09/18/2025 (Malaysia)			16,014,500
21,355,139	Qatar National Bank, 4.630%-4.730%, 07/28/2025-12/24/2025 (Qatar)			21,355,139

TOTAL FOR BANK TIME DEPOSITS (Cost $59,176,275) - 17.33%				59,176,275

TOTAL FOR INVESTMENTS (Cost $318,574,352) ** - 95.44%				325,891,440

OTHER ASSETS LESS LIABILITIES, NET - 4.56%				15,572,112

NET ASSETS - 100.00%				$ 341,463,552

* Variable rate security; the coupon rate shown represents the yield at June 30, 2025.

** Refer to Note 9 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees.
At June 30, 2025, these liquid restricted securities amount to $54,826,912, which represented 16.06% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940. At June 30, 2025, these restricted and/or illiquid securities amounted to $15,370,411, which represented 4.50% of total net assets and are level 3 securities.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.

(5) Trade Finance Agreement rates shown are net of ITFC Mudarib Fee which range from 1% - 10%, depending on the agreement.

SOFR - Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans.

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Statements of Assets and Liabilities
June 30, 2025

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Fair Value (Cost $105,177,330 and $318,574,352, respectively)	$ 138,256,914	$ 325,891,440
Cash	5,340,919	9,113,368
Receivables:
Shareholder Subscriptions	36,674	32,635
Securities Sold	-	6,427,256
Dividends	15,030	26,282
Sukuk and Other Income	-	3,582,260
Prepaid Expenses	15,972	21,381
Total Assets	143,665,509	345,094,622
Liabilities:
Shareholder Redemptions	38,680	380,402
Securities Purchased	-	2,987,490
Distributions Payable	-	14,629
Due to Adviser	70,242	194,963
Distribution Fees	18,649	11,752
Trustee Fees	2,329	4,717
Accrued Expenses	31,364	37,117
Total Liabilities	161,264	3,631,070
Net Assets	$ 143,504,245	$ 341,463,552

Net Assets Consist of:
Paid In Capital	$ 112,707,554	$ 334,615,649
Distributable Earnings	30,796,691	6,847,903
Net Assets, for 8,746,695 and 31,628,333 Shares Outstanding, respectively	$ 143,504,245	$ 341,463,552

Net Asset Value Per Share	$ 16.41	$ 10.80

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Statements of Operations
For the year ended June 30, 2025

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 504,831	$ 369,631
Sukuk Income	-	9,588,406
Other Income from Underlying Investments	-	3,698,604
Total Investment Income	504,831	13,656,641

Expenses:
Advisory	1,136,733	2,413,908
Distribution	213,137	150,869
Legal	22,854	22,713
Transfer Agent	79,796	77,920
Audit	14,706	19,275
Registration and Filing Fees	30,741	37,526
Administrative	8,997	8,997
Custody	24,470	70,332
Printing	10,976	10,499
Trustee	5,582	9,491
Miscellaneous	36,695	37,856
Insurance	1,165	1,156
Total Expenses	1,585,852	2,860,542
Fees Waived by the Adviser	(179,145)	(175,070)
Net Expenses	1,406,707	2,685,472

Net Investment Income (Loss)	(901,876)	10,971,169

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	3,003,145	(469,185)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	24,884	4,653,160
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	3,028,029	4,183,975

Net Increase in Net Assets Resulting from Operations	$ 2,126,153	$ 15,155,144

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	6/30/2025	6/30/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (901,876)	$ (794,860)
Net Realized Gain on Investments	3,003,145	2,503,383
Unrealized Appreciation on Investments	24,884	6,300,580
Net Increase in Net Assets Resulting from Operations	2,126,153	8,009,103

Distributions to Shareholders	(7,360,323)	(3,518,770)

Capital Share Transactions	2,430,435	4,199,030

Total Increase (Decrease) in Net Assets	(2,803,735)	8,689,363

Net Assets:
Beginning of Year	146,307,980	137,618,617

End of Year	$ 143,504,245	$ 146,307,980

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	6/30/2025	6/30/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 10,971,169	$ 7,757,528
Net Realized Gain (Loss) on Investments	(469,185)	337,863
Unrealized Appreciation on Investments	4,653,160	2,573,672
Net Increase in Net Assets Resulting from Operations	15,155,144	10,669,063

Distributions to Shareholders	(11,306,159)	(7,810,836)

Capital Share Transactions	71,660,143	30,972,656

Total Increase in Net Assets	75,509,128	33,830,883

Net Assets:
Beginning of Year	265,954,424	232,123,541

End of Year	$ 341,463,552	$ 265,954,424

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021

Net Asset Value, at Beginning of Year	$ 17.02	$ 16.52	$ 13.05	$ 20.13	$ 15.57

Income From Investment Operations:
Net Investment Loss *	(0.10)	(0.09)	(0.08)	(0.12)	(0.12)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.37	1.01	3.56	(4.53)	5.71
Total from Investment Operations	0.27	0.92	3.48	(4.65)	5.59

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	(0.88)	(0.42)	(0.01)	(2.43)	(1.03)
Total Distributions	(0.88)	(0.42)	(0.01)	(2.43)	(1.03)

Redemption Fees (a)	0.00	0.00	0.00	0.00	0.00	^

Net Asset Value, at End of Year	$ 16.41	$ 17.02	$ 16.52	$ 13.05	$ 20.13

Total Return **	1.40%	5.66%	26.66%	(26.46)%	36.53%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 143,504	$ 146,308	$ 137,619	$ 106,126	$ 137,531
Before Waivers
Ratio of Expenses to Average Net Assets	1.12%	1.14%	1.14%	1.12%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.76)%	(0.72)%	(0.70)%	(0.82)%	(0.80)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Loss to Average Net Assets	(0.63)%	(0.57)%	(0.55)%	(0.69)%	(0.64)%
Portfolio Turnover	40.09%	24.49%	27.88%	26.23%	64.12%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
^ Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021

Net Asset Value, at Beginning of Year	$ 10.65	$ 10.54	$ 10.45	$ 11.00	$ 10.65

Income From Investment Operations:
Net Investment Income *	0.39	0.33	0.22	0.13	0.12
Net Gain (Loss) on Securities (Realized and Unrealized)	0.16	0.11	0.09	(0.50)	0.35
Total from Investment Operations	0.55	0.44	0.31	(0.37)	0.47

Distributions:
Net Investment Income	(0.39)	(0.33)	(0.21)	(0.15)	(0.10)
Realized Gains	(0.01)	0.00	(0.01)	(0.03)	(0.02)
Total Distributions	(0.40)	(0.33)	(0.22)	(0.18)	(0.12)

Redemption Fees (a)	0.00	0.00	0.00	0.00	0.00	^

Net Asset Value, at End of Year	$ 10.80	$ 10.65	$ 10.54	$ 10.45	$ 11.00

Total Return **	5.24%	4.22%	2.99%	(3.46)%	4.39%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 341,464	$ 265,954	$ 232,124	$ 211,212	$ 195,432
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	0.95%	0.96%	0.97%	0.98%	1.20%	+
Ratio of Net Investment Income to Average Net Assets	3.58%	3.02%	1.98%	1.14%	1.01%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	0.89%	0.89%	0.89%	0.89%	1.08%	+
Ratio of Net Investment Income to Average Net Assets	3.63%	3.09%	2.06%	1.23%	1.14%
Portfolio Turnover	30.13%	36.30%	24.00%	26.47%	22.06%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
^ Amount calculated is less than $0.005 per share.
+ As of January 1, 2021, the Adviser reduced its annual management fee to 0.80% of the average daily net assets and reduced its annual fund operating expenses after fee waiver and/or expense reimbursement to 0.89% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

Azzad Funds

Notes to Financial Statements

JUNE 30, 2025

Note 1. Organization

The Azzad Funds (the “Trust”) is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is a registered, diversified fund, (each a “Fund” and collectively the “Funds”). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Each Fund is classified as “diversified” for purposes of the 1940 Act. This means that each Fund, with respect to 75% of its total assets, may not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result (i) more than 5% of such Fund’s total assets would be invested in securities of that issuer, or (ii) such Fund would hold more than 10% of the outstanding voting securities of that issuer.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of Financial Accounting Standards Board Accounting Standard Codification 946 including Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024) or expected to be taken on the Funds’ 2025 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2025, the Funds did not incur any interest or penalties.

Cash – During the ordinary course of business, the Funds hold cash balances at a major financial institution that are held to meet short-term liquidity requirements, rather than for investment purposes. The cash balances may exceed federally insured limits. The Funds have not experienced losses on these accounts, and management believes the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Dividends and Distributions to Shareholders- The Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. Please see Note 9 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

In computing net asset value, portfolio securities of the Funds are generally valued at their current market values determined on the basis of readily available market quotations, when available. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Adviser, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that a Fund could reasonably expect to receive if such Fund’s investment in the security were sold at the time of valuation. The Adviser may utilize its valuation committee and third parties to assist the Adviser in its capacity as valuation designee, based upon information available at the time the valuation is made and that the Adviser believes to be reliable.

The Board has approved the Adviser as valuation designee and has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a valuation committee to assist with the implementation of these Procedures. The valuation designee has the responsibility of determining the fair value of each Fund’s securities or other assets in the absence of readily available market quotations. The valuation designee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The valuation designee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the valuation designee and evaluates whether the valuation committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and REITs). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized as level 2 investments in the fair value hierarchy.

Sukuks. The Wise Fund invests in Sukuks. Sukuks are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuks grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuks do not earn interest payments.

Sukuks may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuks based on their credit quality and the issuer’s ability to pay investors. Sukuks receive ratings that look exactly like conventional bonds. At June 30, 2025, 68.30% of the Wise Fund’s net assets were invested in Sukuks. These instruments are categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements. Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties. A trade finance agreement transaction can involve various structures. For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class, such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements are categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Wise Fund’s investments in trade finance agreements at June 30, 2025 represented 4.50% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments. Bank time deposits are categorized as level 2 investments in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 17.33% of its net assets at June 30, 2025.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2025:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$138,256,914	$ -	$ -	$138,256,914
	$138,256,914	$ -	$ -	$138,256,914

* Industry classifications for these categories are detailed in the Fund’s Schedule of Investments.

There were no transfers into or out of level 1, level 2, or level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of level 1, level 2, and level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the year ended June 30, 2025.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 17,742,825	$ -	$ -	$ 17,742,825
Real Estate Investment Trusts	394,776	-	-	394,776
Sukuks *	-	233,207,153	-	233,207,153
Trade Finance Agreements *	-	-	15,370,411	15,370,411
Bank Time Deposits	-	59,176,275	-	59,176,275
	$ 18,137,601	$292,383,428	$15,370,411	$325,891,440

* Industry classifications for these categories are detailed in the Fund’s Schedule of Investments.

There were no transfers into or out of level 1, level 2 or level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of level 1, level 2 and level 3 at the end of the reporting period.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2024	$ 6,664,133
Change in Unrealized Appreciation	45,140
Realized Gain/(Loss)	12,076
Purchases	15,313,195
Sales	(6,664,133)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2025	$15,370,411

The Wise Fund uses a pricing service to provide price evaluations for level 3 Trade Finance Agreements. The values supplied by the pricing service under the agreements are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked mid-market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service may be based upon a number of factors including, but not limited to, current prices quoted, valuation of underlying assets, market liquidity, the pricing service’s proprietary models and assumptions (which are subject to change without notice) and publicly available information.

Note 4. Transactions with the Adviser and Affiliates

Advisory Agreements – Under advisory agreements with the Trust, the Adviser furnishes management and investment advisory services and, subject to the supervision of the Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% of the average daily net assets for each Fund.

For the year ended June 30, 2025, the Adviser earned $1,136,733 and $2,413,908 in advisory fees for the Ethical Fund and Wise Fund, respectively under the advisory agreements. As of June 30, 2025, the Adviser was owed $69,478 and $194,199 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Adviser has agreed to contractually waive all or a portion of its fees or reimburse each Fund for certain operating expenses, to the extent necessary to limit each Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 0.89% of the average daily net assets of the Ethical Fund and Wise Fund, respectively, until at least December 1, 2029. Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the respective Fund within three years after such reimbursement or waiver occurred, if the Board approves such reimbursement and the Fund is able to make the repayment without exceeding the expense limitations in place at either the time of the waiver or reimbursement occurred or any expense limitation then in effect. For the year ended June 30, 2025, the Adviser waived fees of $179,145 for the Ethical Fund and $175,070 for the Wise Fund.

The Adviser may be entitled to reimbursement of fees waived or expenses paid by the Adviser from each Fund. The amount of fees waived or expenses paid may be reimbursed to the Adviser during the following three-year period to the extent that payment of such expenses does not cause a Fund to exceed the expense limitation. As of June 30, 2025, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $564,888 and $544,731, respectively. As of June 30, 2025, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable in Fiscal Year Ending	Ethical Fund	Wise Fund
June 30, 2023	June 30, 2026	$ 180,053	$ 177,748
June 30, 2024	June 30, 2027	$ 205,690	$ 191,913
June 30, 2025	June 30, 2028	$ 179,145	$ 175,070

Sub-Advisory Agreement – The Adviser entered into a sub-advisory agreement with Delaware Investments Fund Advisers (“DIFA”) on August 15, 2023, on behalf of the Ethical Fund. Under the sub-advisory agreement between the Adviser and DIFA, DIFA earns an annual sub-advisory fee equal to a flat fee of 0.25% of the Ethical Fund’s average daily net assets. The sub-advisory fee is paid to DIFA by the Adviser, not the Ethical Fund directly, and therefore is included in the advisory fees paid by the Ethical Fund. For the year ended June 30, 2025, DIFA earned $347,211 in sub-advisory fees for the Ethical Fund.

The Adviser entered into a Sub-Advisory Agreement with Federated Investment Management Company (“Federated”) on August 15, 2023, on behalf of the Wise Fund. Under a Sub-Advisory Agreement between the Adviser and Federated, Federated earns an annual sub-advisory fee of 0.60% on the first $25 million in assets; 0.50% on assets between $25 million and $50 million; and 0.40% on assets over $50 million of the average daily net assets for the portion of the Wise Fund that it manages. As of August 15, 2023, the Sub-Adviser voluntarily reduced its annual sub-advisory fee to 0.25% of the average daily net assets for the portion of the Wise Fund that it manages. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund directly, and therefore is included in the advisory fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund. For the year ended June 30, 2025, Federated earned $635,213 in sub-advisory fees for the Wise Fund.

The Adviser entered into a Sub Sub-Advisory Agreement with Federated and Federated Hermes (UK) LLP (“Federated Hermes”) on August 15, 2023, on behalf of the Wise Fund. Federated and the Adviser retained Federated Hermes, an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser. The Adviser oversees each of Federated and Federated Hermes and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions. Under the terms of the sub-sub-advisory agreement, Federated Hermes’ sub-sub-advisory fee is paid by Federated, from the sub-advisory fee that Federated receives, and not directly by the Fund or the Adviser, and therefore does not increase the advisory fees paid by the Wise Fund. For the year ended June 30, 2025, Federated Hermes earned $0 in sub-sub-advisory fees for the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser. Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds. As such, each Fund pays the Adviser $750 per month.

For the year ended June 30, 2025, the Adviser earned $8,997 from each Fund for administrative services. As of June 30, 2025, each Fund owed the Adviser $764 in administrative fees.

Note 5. Segment Reporting

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for each Fund is the information utilized for the day-to-day management of the Funds. Each Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and its role, the Adviser is deemed to be the Chief Operating Decision Maker.

Note 6. Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2025 and 2024:

Ethical Fund	Year Ended 6/30/2025		Year Ended 6/30/2024
	Shares	Amount	Shares	Amount
Shares Sold	1,607,052	$ 25,990,585	1,507,815	$ 24,522,352
Shares issued in reinvestment of distributions	425,491	7,224,843	211,106	3,470,579
Shares redeemed	(1,883,020)	(30,784,993)	(1,451,176)	(23,793,901)
Net Increase	149,523	$ 2,430,435	267,745	$ 4,199,030

The following is a summary of capital share activity for the years ended June 30, 2025 and 2024:

Wise Fund	Year Ended 6/30/2025		Year Ended 6/30/2024
	Shares	Amount	Shares	Amount
Shares Sold	10,971,873	$ 118,190,831	7,458,583	$ 78,761,236
Shares issued in reinvestment of distributions	1,036,814	11,165,943	729,817	7,722,431
Shares redeemed	(5,356,349)	(57,696,631)	(5,239,870)	(55,511,011)
Net Increase	6,652,338	$ 71,660,143	2,948,530	$ 30,972,656

Note 7. Investment Transactions

For the year ended June 30, 2025, purchases and sales of investment securities other than short-term investments aggregated $54,781,731 and $56,594,415 respectively, for the Ethical Fund. For the year ended June 30, 2025, the purchases and sales of investment securities other than short-term investments aggregated $121,625,888 and $66,385,435, respectively, for the Wise Fund.

Note 8. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. As of June 30, 2025, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Arab Emirates	20.89%
Saudi Arabia	15.77%
Malaysia	12.30%
Bahrain	9.34%
Qatar	7.75%
Indonesia	6.13%
United States	5.84%
Oman	5.51%
Turkey	5.24%
Egypt	2.91%
Kuwait	2.07%
Pakistan	1.17%
Ireland	0.52%

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values, as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and the Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the U.S. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

The economy of the United Arab Emirates (UAE), in which the Wise Fund makes investments, is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy and the Wise Fund. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Wise Fund. In addition, political instability and protests in the Middle East may cause disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Wise Fund.

Concentration Risk: To the extent that either Fund is concentrated in a particular sector or group of sectors, the Fund may be susceptible to loss due to adverse occurrences affecting that sector or group of sectors.

Technology Sector Risk: For the Ethical Fund, investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Market Risk: Overall market risks may affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, trade barriers, recessions and depressions, or other events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 9. Tax Matters

As of June 30, 2025, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$105,177,330	$318,574,352

Gross tax appreciation of investments	$ 41,298,704	$ 8,668,206
Gross tax depreciation of investments	$ (8,219,120)	$ (1,351,118)
Net tax appreciation	$ 33,079,584	$ 7,317,088

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2025, the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 33,079,584	$ 7,317,088
Long-term Capital Loss Carryforward – Non-expiring	-	(59,276)
Short-term Capital Loss Carryforward – Non-expiring	-	(40,165)
Late Year Losses	(429,092)	-
Post-October Losses	(1,853,801)	(369,744)
	$ 30,796,691	$ 6,846,741

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Ethical Fund incurred and elected to defer $429,092 of such late year losses. The Wise Fund incurred and elected to defer $369,744 of Post-October Losses.

As of June 30, 2025, the Wise Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ (59,276)
Short-term non-expiring	$ (40,165)

The Ethical Fund has recorded a reclassification in the capital accounts. As of June 30, 2025, the Ethical Fund recorded permanent book/tax differences of $927,740 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Ethical Fund.

The Funds paid the following distributions for the years ended June 30, 2025 and 2024:

Ethical Fund
Year Ended	Amount	Tax Character
6/30/2025	$ 7,360,323	Long-Term Capital Gain

Year Ended	Amount	Tax Character
6/30/2024	$ 3,518,770	Long-Term Capital Gain

Wise Fund
Year Ended	Amount	Tax Character
6/30/2025	$11,023,767	Ordinary Income
6/30/2025	$ 282,392	Long-Term Capital Gain

Year Ended	Amount	Tax Character
6/30/2024	$ 7,810,836	Ordinary Income

Note 10. Distribution Plan

The Funds adopted an Amended and Restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund. The Plan provides that the Ethical Fund may receive an annual reimbursement under the Plan up to 0.15% of its average daily net assets and the Wise Fund may receive an annual reimbursement under the Plan up to 0.05% of its average daily net assets. Under the Plan, permitted expenditures include: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund’s shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan. Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges. For the year ended June 30, 2025, the Ethical Fund incurred $213,137 in distribution fees and the Wise Fund incurred $150,869 in distribution fees.

Note 11. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act. As of June 30, 2025, Charles Schwab & Co., Inc. (“Schwab”), in aggregate, owned approximately 64% and 79% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Schwab may be deemed to control both Funds.

Note 12. Indemnifications

In the normal course of business, each Fund enters into contracts that contain general indemnification to other parties. A Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 13. Subsequent Events

On July 31, 2025, the Wise Fund paid shareholders of record at July 30, 2025, a net investment income distribution of $1,090,382, equivalent to $0.03419 per share.

Effective as of August 1, 2025, Delaware Investments Fund Advisers no longer serves as the sub-adviser to the Ethical Fund.

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Azzad Ethical Fund and Azzad Wise Capital Fund,

each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”), including the schedules of investments, as of June 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2025, by correspondence with the custodian, clearing organizations, banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds auditor since 2005

Dallas, Texas

August 26, 2025

Azzad Funds

ADDITIONAL INFORMATION

JUNE 30, 2025 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369, by visiting the Funds’ website at https://azzadasset.com/azzad-funds/, and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on June 5 & 17, 2025, the Board of Trustees (the “Board” or the “Trustees”) of Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, considered: (i) the renewal of the advisory agreement between the Trust and Azzad Asset Management, Inc. (the “Adviser”) with respect to the Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”) (collectively, the “Funds”); (ii) the renewal of the sub-advisory agreement between the Adviser and Federated Investment Management Company (“FIMC”) with respect to the Wise Fund; (iii) the renewal of the sub-advisory between the Adviser and Delaware Investments Fund Advisers (“DIFA”) with respect to the Ethical Fund; and (iv) the renewal of the sub-sub-advisory agreement between the Adviser, FIMC and Federated Hermes (UK) LLP (“Federated Hermes”) with respect to the Wise Fund.

The Board requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, FIMC, DIFA and Federated Hermes, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance and information on compliance reporting and services provided to the Funds; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by each of the Adviser, FIMC, DIFA and Federated Hermes from their relationship with the Funds. In considering the renewal of each Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In reaching their decision to renew each respective Agreement, the Board considered the factors enumerated below.

ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER WITH RESPECT TO THE FUNDS

Nature, Extent and Quality of Services

The Board considered the nature, extent, and quality of the services the Adviser provided to each Fund. The Trustees reviewed the key personnel servicing the Funds, including each person’s background and qualifications. The Board noted that there were no changes from the last approval of the advisory agreements. The Board reviewed and discussed the Adviser’s Form ADV and financial reports. The Trustees discussed the Adviser’s practices for monitoring compliance, noting that it included daily and quarterly reviews. The Trustees noted that the Adviser reported no material compliance issues or deviations from the Funds’ stated investment objectives, policies, or limitations. The Board noted that the Adviser did not report any litigation or administrative action since the last approval of the advisory agreements. After a discussion, the Board concluded that the Adviser has sufficient experience, financial capabilities, experienced personnel and adequate compliance policies and procedures essential to perform its duties under the advisory agreements and provide satisfactory services to the Funds.

Performance

The Trustees reviewed each Fund’s performance for prior periods and noted that each Fund’s performance was also reviewed and discussed at each quarterly Board meeting. The Trustees observed that the Ethical Fund underperformed its peer group average and the Russell Mid Cap Growth Index over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2024. The Board noted that the Ethical Fund had net returns of -8.53% for the quarter ended March 31, 2025, trailing its peer group average and Russell Mid Cap Growth Index with net returns of -8.19% and -1.12%, respectively. The Board acknowledged the Adviser’s explanation regarding the underperformance of the Ethical Fund, including the volatile market, and the Adviser’s plans for performance. After further discussion, the Trustees concluded that the Ethical Fund’s performance was acceptable.

The Board acknowledged that the Wise Fund trailed its peer group average for the 1-year period ended December 31, 2024, but outperformed its benchmark, ICE BofAML US Corp & Govt 1-3 Yr Index, for the same period. The Board noted that the Wise Fund outperformed its peer group average and benchmark over the 3-year, 5-year, 10-year, and since inception periods through December 31, 2024. After further discussion, the Trustees concluded that the Wise Fund’s performance was satisfactory.

Fees and Expenses

The Board observed that the advisory fee for each Fund was 0.80% of each Fund’s average daily net assets, and the net expense ratios for the Ethical Fund and Wise Fund was 0.99% and 0.89%, respectively, as of December 31, 2024. The Board noted that each Fund’s net expense ratio was greater than its peer group average of 0.96% for the Ethical Fund and 0.53% for the Wise Fund, but it was within the range of its peers. The Board further noted that the Ethical Fund’s net expense ratio was below its Morningstar category average of 1%, and the Wise Fund’s net expense ratio was below its Morningstar category average of 0.96%. The Board discussed the services provided to the Funds, as well as the investment processes involved with the ethical screening for both Funds. The Trustees agreed that the fees and expenses for both Funds were acceptable given each Fund’s unique investment strategy, ethical screening and the resources involved to actively manage each Fund. The Board concluded that the advisory fee was not unreasonable.

Profitability

The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser realized a profit in connection with its management of both Funds. The Trustees agreed that the realized profits were reasonable considering the time and effort necessary to manage each Fund, as well as the Adviser’s expenses for managing the Funds, including the sub-advisory fees that the Adviser pays to each Fund’s Sub-Adviser. The Trustees considered the administration agreement between the Trust and the Adviser, on behalf of both Funds, and any compensation paid to the Adviser. The Trustees concluded that the Adviser’s profits in connection with the management of the Funds were not excessive.

Economies of Scale

The Trustees discussed economies of scale for each Fund. The Trustees noted that the Adviser did not have immediate plans to change the fee structure of either Fund, but it was open to considering reducing fee levels at the appropriate time. They agreed to revisit the matter of economies of scale at the next renewal of each advisory agreement.

Conclusion

Having requested and received all such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreements, the Board concluded that the renewal of each advisory agreement was in the best interests of the Trust and shareholders of each Fund.

SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FIMC WITH RESPECT TO THE WISE FUND

Nature, Quality and Extent of Services

The Trustees discussed the services provided by FIMC to the Wise Fund, noting that it provided portfolio management services and a continuous investment program for the Wise Fund. The Trustees reviewed the key personnel servicing the Wise Fund, noting that there were no significant changes since the last renewal of the sub-advisory agreement. The Board acknowledged FIMC’s practices for monitoring compliance with the Wise Fund’s investment limitations, including the use of automated compliance engines contained within various third-party systems. The Board observed that FIMC did not report any compliance issues nor any litigation or administrative action during the period. After a discussion, the Board concluded that it was satisfied with the nature, extent and quality of sub-advisory services provided to the Wise Fund by FIMC.

Performance

The Board acknowledged that the Wise Fund trailed its peer group average for the 1-year period ended December 31, 2024, but outperformed its benchmark, ICE BofAML US Corp & Govt 1-3 Yr Index, for the same period. The Board noted that the Wise Fund outperformed its peer group average and benchmark over the 3-year, 5-year, 10-year, and since inception periods through December 31, 2024. After further discussion, the Trustees concluded that the Wise Fund’s performance was satisfactory.

Fees and Expenses

The Trustees observed that, FIMC’s sub-advisory fee was paid by the Adviser from its advisory fee and not directly by the Wise Fund. The Trustees considered the tiered, asset-based sub-advisory fee that FIMC charged with respect to the Wise Fund under the sub-advisory agreement. The Trustees noted that FIMC voluntarily reduced its annual sub-advisory fee to 0.25% of the average daily net assets for the portion of the Wise Fund that it managed. The Board noted that FIMC does not receive other fees or direct or indirect “fall out” benefits from FIMC’s sub-advisory relationship with the Wise Fund. The Trustees noted that FIMC’s sub-advisory fee was not unreasonable.

Profitability

The Board discussed the profitability of FIMC and reviewed a profitability analysis provided by FIMC specific to its sub-advisory relationship with the Wise Fund. The Board also considered FIMC’s overall profitability as disclosed in Federated Hermes, Inc.’s financial statements. After a discussion, the Board concluded that excessive profitability for FIMC was not an issue at this time.

Economies of Scale

The Board considered whether economies of scale were present with respect to FIMC’s role as sub-adviser to the Wise Fund. The Board agreed that economies of scale were primarily an adviser-level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and the advisory.

Conclusion

Having requested such information from FIMC as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, the Board determined that the renewal of the sub-advisory agreement was in the best interests of the Wise Fund and its shareholders.

SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND DIFA WITH RESPECT TO THE ETHICAL FUND

Nature, Quality and Extent of Services

The Trustees noted that DIFA is a series of Macquarie Investment Management Business Trust, and an affiliate of Macquarie Asset Management (“MAM”). The Trustees reviewed the investment advisory services provided by DIFA to the Ethical Fund, including portfolio management and security selection. The Trustees further reviewed the investment processes of DIFA in the selection of securities for the Ethical Fund’s portfolio, which included a review of the macroeconomic environment. The Board reviewed the key personnel from DIFA servicing the Ethical Fund, noting the transition of one individual into another internal role. The Board noted that DIFA did not report any compliance issues nor any regulatory examination since the last approval of the sub-advisory agreement. The Board discussed the settlement order that was issued to MAM regarding an investment strategy that was no longer offered. The Board concluded that the nature, extent and quality of the sub-advisory services provided by DIFA was acceptable.

Performance

The Trustees observed that the Ethical Fund underperformed its peer group average and the Russell Mid Cap Growth Index over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2024. The Board noted that the Ethical Fund had net returns of -8.53% for the quarter ended March 31, 2025, trailing its peer group average and Russell Mid Cap Growth Index with net returns of -8.19% and -1.12%, respectively. The Board acknowledged DIFA’s explanation regarding the underperformance of the Ethical Fund, including the challenging macro environment market, and the DIFA’s plans for security selection in such an environment. After further discussion, the Trustees concluded that the Ethical Fund’s performance was acceptable.

Fees and Expenses

The Trustees observed that DIFA’s sub-advisory fee related to the management of the Ethical Fund was 0.25% of the Ethical Fund’s average daily net assets, which was paid by the Adviser from its advisory fee and not directly by the Ethical Fund. They noted DIFA’s explanation that DIFA received no additional compensation or benefits from its relationship with the Ethical Fund. After a discussion, the Trustees concluded that DIFA’s sub-advisory fee was not unreasonable.

Profitability

The Trustees noted that while DIFA did not provide a profitability analysis of its “model-only” investment strategy business, DIFA did provide the profitability realized by MAM in connection with all of its business lines, including DIFA’s sub-advisory services to the Ethical Fund. After discussion, the Board concluded that excessive profitability was not an issue with DIFA at this time.

Economies of Scale

The Trustees considered whether economies of scale were present with respect to DIFA’s sub-advisory services provided to the Ethical Fund. The Trustees agreed that economies of scale was primarily an adviser-level issue and should be considered with respect to the Ethical Fund’s overall advisory agreement and the advisory fee.

Conclusion

Having requested such information from DIFA as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, the Board determined that the renewal of the sub-advisory agreement was in the best interests of the Ethical Fund and its shareholders.

SUB-SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER, FIMC AND FEDERATED HERMES WITH RESPECT TO THE WISE FUND

Nature, Quality and Extent of Services

The Trustees acknowledged that Federated Hermes continued to assist FIMC in providing Wise Fund a continuous investment program by managing certain investments, including bank deposits, trade finance contracts and sukuk securities, in accordance with the Wise Fund’s investment objective, policies, restrictions and limitations in compliance with the Wise Fund’s registration statement. The Trustees reviewed the key personnel servicing the Wise Fund, noting that the portfolio manager provided portfolio management and research services in the global fixed income area. The Trustees discussed the compliance monitoring provided by Federated Hermes, which included automated compliance engines to run pre-trade and post-trade compliance tests on a daily basis. The Board observed that Federated Hermes did not report any compliance issues, nor any litigation or administrative actions since the last approval of the sub-sub-advisory agreement The Trustees concluded that Federated Hermes was expected to continue to provide quality services to the Wise Fund as its sub-sub-adviser.

Performance

The Board acknowledged that the Wise Fund trailed its peer group average for the 1-year period ended December 31, 2024, but outperformed its benchmark, ICE BofAML US Corp & Govt 1-3 Yr Index, for the same period. The Board noted that the Wise Fund outperformed its peer group average and benchmark over the 3-year, 5-year, 10-year and since inception periods through December 31, 2024. After further discussion, the Trustees concluded that the Wise Fund’s performance was satisfactory.

Fees and Expenses

The Trustees acknowledged that Federated Hermes’ sub-sub-advisory fee continued to be paid by FIMC from its sub-advisory fee and not directly by the Wise Fund or the Adviser. The Trustees considered the overall fee that FIMC charged with respect to the Wise Fund, noting that effective on January 1, 2021, FIMC had granted the Wise Fund a voluntary reduction from its contractual sub-advisory fee. The Board noted that Federated Hermes did not receive other fees or direct or indirect benefits from its sub-sub-advisory relationship with the Wise Fund. The Trustees concluded that Federated Hermes’ sub-sub-advisory fee was not unreasonable.

Profitability

The Board discussed the profitability of Federated Hermes and observed that it did not calculate the profitability specific to its sub-advisory relationship with the Wise Fund; however, the Board reviewed Federated Hermes’ overall profitability as disclosed in Federated Hermes, Inc.’s financial statements and a separate profitability analysis that FIMC provided in conjunction with its 15(c) response as the Wise Fund’s sub-adviser. After a discussion, the Board concluded that excessive profitability for Federated Hermes was not an issue at this time.

Economies of Scale

The Board considered whether economies of scale were present with respect to Federated Hermes’ role as sub-sub-adviser to the Wise Fund. The Board agreed that economies of scale was primarily an adviser-level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and the advisory fee.

Conclusion

Having requested such information from Federated Hermes as the Board believed to be reasonably necessary to evaluate the terms of the sub-sub-advisory agreement, the Board determined that the renewal of the sub-sub-advisory agreement was in the best interests of the Wise Fund and its shareholders.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds. Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       Internal Controls. There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AZZAD FUNDS

By /s/ Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date: September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date: September 4, 2025